UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2020

INNOCAP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

154-09 146th Ave, Jamaica, NY 11434
(Address of principal executive offices) (zip code)

112 N. Walnut Street PO Box 489 Jefferson, TX 75657-0489
(Former name or former address, if changed since last report.)

(718) 978-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2020 (the “Initial Current Report on Form 8-K), Innocap Inc. (the “Company”) dismissed Marcum LLP (“Marcum”), as its independent registered public accountant. This amendment to the Initial Current Report on Form 8-K is being filed solely to include a letter from Marcum as Exhibit 16.1 (the “Marcum Letter”) which was referenced in the Initial Current Report on Form 8-K but erroneously not filed therewith.  The Marcum Letter is confirmation that Marcum had read the Initial Current Report on Form 8-K and agreed with disclosure set forth in Item 4.01 therein.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description
16.1*	Letter by Marcum dated October 13, 2020.

* Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOCAP, INC.

Date: October 15, 2020	By:	/s/Sunandan Ray
	Name:	Sunandan Ray
	Title:	Chief Executive Officer